                                                                   EXHIBIT 10.13

                           [RECORDERS APPEARS HERE]


                                           FOR RECORDER'S USE ONLY
                                                                  --------------


                              ASSIGNMENT OF LEASE
                              -------------------

     GENES, LTD,, a California Limited Partnership and its Successor , GENES CAPITAL MANAGEMENT COMPANY, an Arizona Corporation, as assignor, for a valuable consideration, the receipt of which is hereby acknowledged, does hereby assign to I.T.E., LTD., an Arizona Limited Partnership, its interest, being the interest of GENES, LTD., a California Limited Partnership as lessor in and under that certain Assignment of Lease dated June 24, 1980 and recorded July 3, 1980 as Instrument No. 121237, Official Records of Riverside County Records, State of California; being the interest of LAPAN LANDPLAN 72, a Limited Partnership, as lessor in and under that certain lease date October 20, 1971, and recorded November 23, 1971 as Instrument No, 134252, Official Records, Riverside County Records, State of California,

Dated: 9/15/87
      --------------

                                                           [SEAL APPEARS HERE]

                                                /s/ Signature appears here
                                           -------------------------------------
                                           Genes Capital Management Company,
                                           An Arizona Corporation
                                           By: Patricia Lapan, President

--------------------------------------------------------------------------------
STATE OF CALIFORNIA         )
                              ss.
COUNTY OF ALAMEDA           )
         -------------------

On September 15, 1987, before me, the undersigned, a Notary Public in and for
   ------------------
said State, personally appeared Patricia Lapan known to me to be the ___________
                                --------------
President, of the corporation that executed the within instrument, and known to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors.


WITNESS my hand and official seal.       [SEAL OF MARY A. MUSGROVE - NOTARY
                                          PUBLIC - CALIFORNIA ALAMEDA COUNTY
                                          APPEARS HERE]

Signature /s/ Mary A. Musgrove
         --------------------------
         Mary A. Musgrove
-----------------------------------
     Name (Typed or Printed)

                                 GROUND LEASE
                                 ------------

        THIS GROUND LEASE, made and entered into this 25TH day of June, 198O, by and between GENES, Ltd. , a California limited partnership ("Lessor") and SUMMIT HEALTH LTD., a California corporation ("Lessee");

                             W I T N E S S E T H:
                             - - - - - - - - - -

        WHEREAS, Lessor is the owner of certain real property more particularly described in Exhibit "A" attached hereto, in the City of Hemet, County of Riverside, State of California; and

        WHEREAS, Lessor desires to lease to Lessee and Lessee desires to hire from Lessor such real property upon the covenants and subject to the conditions set forth herein;

        NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto agree as follows:

    1.  Lease. Lessor hereby leases to Lessee and Lessee hereby hires from
        -----
Lessor all of that certain real property located on Devonshire Avenue more particularly described in Exhibit "A" attached hereto, for the term and pursuant to all of the convenants agreements and conditions contained herein.

    2.  Term. The term of this lease shall commence as of the date hereof and
        ----
shall continue for a period of fifty (50) years thereafter.

    3.  Rental.
        ------

        (a) During the term hereof, Lessee will pay rent to Lessor at Lessor's address for notices hereunder or at such ether place as Lessor may from time to time notify lessee in writing, in advance, on the first day of each and every calendar month, the sum of One Thousand Two Hundred Dollars ($1,200.00) per month, for a period of twelve months.

        (b) The basic rent shall be increased by three per cent (3%) for each and every succeeding twelve (12) months. In order to avoid misunderstanding or ambiguity, the monthly rent from month thirteen (13) through twenty four (24) shall be One Thousand Two Hundred Thirty Six Dollars ($1,236.00), payable in advance each and every month. The monthly rent for month number twenty five (25) through thirty six (36) shall be One Thousand Two Hundred Seventy Three Dollars and Eight Cents ($1.,273.08), payable monthly in advance. The monthly rent for month number thirty seven (37) through forty eight (48) shall be One Thousand Three Hundred Eleven Dollars and Twenty Seven Cents ($1,311.27), payable monthly in advance. The rent for each succeeding twelve (12) month period shall be increased by three percent (3%) of the rent paid the preceding twelve (12) months.

    4.  NET LEASE.
        ---------

        (a) This lease is intended to be a Net Lease in that it is the intention of the parties hereto that rent payable to the Lessor shall not be reduced by any cost or charge whatsoever, and that all expenses and charges, whether for upkeep, maintenance, insurance, taxes, utilities and other charges of a like nature or type or otherwise, shall be paid by Lessee.

        (b) Lessee agrees that it will pay and discharge punctually, each and every cost, expense and obligation of every kind and nature whatsoever, for the payment of which Lessor is, or shall or may be or become, liable by reason of its estate or interest in the leased premises, or any portion thereof, or by reason of any rights or interest of Lessor in or under this lease, or by reason of or in any manner connected with or arising out of the ownership, possession, leasing, operations management, maintenance, alteration, repair, rebuilding, use or occupancy of the leased premises, or by any other reason whether similar or dissimilar to the foregoing, foreseen or unforeseen, connected with or arising out of the leased premises or this lease; provided, however, that nothing herein shall be construed as obligating Lessee to pay or discharge any lien or encumbrance upon the leased premises existing as of the date hereof or hereafter created by Lessor. Lessee further agrees that it will pay and discharge punctually as and when the same shall become due and payable, at least five (5) days before delinquency and without penalty, all real estate taxes, taxes upon or measured by rents, personal property taxes, privilege taxes, excise taxes, business and occupational license taxes, water charges, sewer charges, assessments (including, but not limited to, assessments for public improvements or benefits) and all other governmental taxes, impositions and charges of every kind and nature whatsoever, whether or not now customary or within the contemplation of the parties hereto and regardless of whether the same shall be extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing (each such tax, water charge, sewer charge, assessment and other governmental imposition and charge which Lessee is obligated to pay hereunder being herein sometimes termed "Tax"), which, at any time during the term hereof, shall be or become due and payable by Lessor or by Lessee, or by both Lessor and Lessee, and which shall be levied, assessed or imposed:

         (1) upon or with respect to, or shall be or become liens upon, the leased premises or any portion thereof or any interest of Lessor therein or under this lease; or

         (2) upon or against, or which shall be measured by, or shall be or become liens upon, any rents or rental income, as such, payable to or on behalf of Lessor, in connection with the leased premises or any interest of Lessor therein;

         (3) upon or with respect to the ownership, possession, leasing, operation, management, maintenance, alteration, repair, rebuilding, use or occupancy by Lessee of the leased premises or any portion thereof or any building or improvement located thereon; or

         (4) upon this transaction or any document to which Lessee is a party creating or transferring an interest or an estate in the leased premises; or

         (5) upon or against Lessor any interest of Lessor in the leased premises in any manner and for any reason whether similar or dissimilar to the foregoing;

under or by virtue of any present or future law, statute, ordinance, regulation or other requirement of any governmental authority whatsoever, whether federal, state, county, city, municipal or otherwise, it being the intention of the parties hereto that, insofar as the same may lawfully be done, the provisions of this Paragraph should be so construed to provide that the amount of rental reserved to Lessor under Paragraph 3 of this lease shall be net to Lessor.

    (c) If by law any tax or assessment with respect to the leased premises is payable, or may at the option of Lessee be paid, in installments, Lessee may, whether or not interest shall accrue on the unpaid balance thereof, pay the same, and any accrued interest or any unpaid balance thereof, in installments as each installment becomes due and payable, but in any event before any fine, penalty, interest or cost may be added thereto for nonpayment of any installment or interest.

    (d) Lessee covenants to furnish to Lessor, at least once in each calendar year during the term of this lease, a certificate of an authorized officer of Lessee to the effect that all Taxes with respect to the leased premises have been paid. If Lessee shall fail to pay and discharge any Tax when and as required by this Paragraph, Lessor may, but shall not be obligated to, pay and discharge such Tax.

    (e) Any provision in this lease to the contrary notwithstanding, Lessee shall not be required to pay, discharge, or remove any Tax (including penalties and interest) , upon or against the leased premises, or any part thereof, so long as Lessee shall in good faith contest the same or the validity thereof by appropriate legal proceedings, and shall give Lessor prompt notice in writing of its intention to do so at least ten (10) days before any delinquency occurs, and so long as said legal proceedings shall operate to prevent the collection of the tax, assessment, forfeiture, lien or imposition so contested, and/or the sale of the leased premises, or any part thereof, to satisfy the same. Pending any such legal proceedings Lessor shall not have the right to pay, remove or discharge such Tax thereby contested; provided Lessee shall, upon the written request of Lessor, protect and indemnify Lessor against all loss, cost, expense and damage resulting therefrom; and provided further, that if at any time payment of such Tax shall become necessary to prevent the delivery of a tax deed conveying the leased premises or any portion thereof because of nonpayment, then Lessor may, but shall not be required to, pay the same in sufficient time to prevent the delivery of such tax deed. In the event of any such contest, Lessee shall, within five (5) days after the final determination thereof, adversely to Lessee, pay and discharge the amounts involved in or affected by such contest, together with any penalties, fines, interest, costs and expenses that may have accrued thereon or that may result from any such action by Lessee. Any proceeding or proceedings for contesting the validity or amount of any Tax or to recover back any Tax paid by Lessee, may be brought by Lessee at Lessee s own expense, in the name of Lessor or in the name of Lessee, or both, as Lessee may deem advisable; provided, however, that if any such proceeding be brought by Lessee, Lessee shall indemnify and save harmless Lessor against any and all loss, cost or expense of any kind that may be imposed upon Lessor in connection therewith.

    (f)  Notwithstanding any provision herein to the contrary:

         (1) Lessee shall not be obligated to pay any federal or state income or franchise tax that may be payable or chargeable to Lessor under the Internal Revenue Code or any other similar tax or charge that may be payable by or chargeable to Lessor, under any present or future law of the United States or any State thereof, or imposed by any other governmental agency, upon or imposed with respect to or measured by (aa) any income of Lessor unrelated to this lease and (bb) the rents reserved hereunder to the extent that the foregoing taxes are applicable to such rents and are similarly imposed upon the other ordinary non-rental income and profits of Lessor. Nor shall Lessee be obligated to pay any personal property tax levied upon or with respect to any personal property of Lessor, or any inheritance, transfer estate, succession or other similar tax or charge that may be payable under any present or future law of the United

    States or the State of California, or imposed by any political or taxing subdivision thereof, or by any other governmental agency, by reason of the devolution, succession, transfer, passing by inheritance, devise, acquisition or becoming effective of the right to possession and enjoyment of all or any part of the estate of Lessor in the premises or the leased premises, whether by descent, deed, testamentary provision, trust deed, gift, mortgage, or otherwise.

    5.  Insurance. Lessee shall (at its own cost and expense) keep and maintain
        ---------
in full force during the term hereof public liability insurance covering the leased premises and Lessee s activities therein against claims for personal injury and death in an amount of not less than Five Hundred Thousand Dollars ($500,000.) for injury or death of any one person, and One Million Dollars ($1,000,000.) for injury or death of all persons in any one accident, and not less than Nine Hundred Thousand Dollars ($900,000.) property damage. Any and all insurance policies carried pursuant to this paragraph shall name Lessor as an additional insured thereunder, and shall be payable as the interests of Lessor and Lessee may appear. Lessor and Lessee hereby agree that no insurer of any interest of either shall have any right of subrogation against the other and that any and all insurance policies carried by either on the leased premises or any part thereof shall contain a full waiver of subrogation by the insurer against the other and its assigns. Lessee shall furnish to Lessor a certificate evidencing the fact that the insurance described in this paragraph has been obtained and is in full force and effect, and that such insurance cannot be cancelled without ten (10) days' prior notice to Lessor.

    6.  Compliance with Laws. Lessee shall promptly comply with
        --------------------
all laws, ordinances, rules and regulations of all Federal, State, County and Municipal Governments now in force or that may be enacted hereafter affecting the leased premises or Lessee's use and occupancy thereof. Lessee shall have the right, however, to contest any such law, ordinance, rule or regulation by appropriate legal action; provided Lessee shall, upon the written request of Lessor, protect and indemnify Lessor against all loss, cost, expense or damage resulting therefrom;

    7.  Indemnification. Lessee covenants and agrees, at its own cost and
        ---------------
expense, to indemnify and save harmless Lessor from and against and all claims whatsoever by or on behalf of any person, firm, corporation (including Lessee or any subtenant of Lessee) or governmental authority, arising out of or in connection with the occupation, use, possession, conduct or management of, or any work or thing whatsoever done, in or about, or transactions of Lessee concerning the leased premises, including, but without limitation, claims for injury or death to persons and claims of damage to property (including the leased premises or any part thereof, or any property of Lessee located within or about the leased premises), whether or not caused by any latent or other defects upon the leased premises; provided, however, that Lessee shall not be required to indemnify Lessor for any damage or injury of any kind whatsoever arising out of the negligence of Lessor, its agents, or employees.

    8.  Eminent Domain.
        --------------

        It is understood and agreed that in the event the whole of the leased premises is taken by governmental authority or by any corporation, public or private, under the right of eminent domain, this lease shall cease and come to an end and all rights of Lessee thereunder shall terminate, except as hereinafter provided. In the event that only a part of the premises are taken, the rent herein reserved shall be adjusted for the remainder of the leased premises so that Lessee shall be required to pay for the balance of the term that portion of rent herein reserved which is appropriate for the value of the part of the leased premises remaining after condemnation. If there is not sufficient space remaining to conduct the business of Lessee, the lease shall terminate. From the proceeds of the condemnation award after trial, or as otherwise agreed upon with the condemnation authority without trial, Lessor and Lessee shall receive reimbursement as follows: Lessor shall receive the value attributable to the real property and improvements thereon subject however, to the right of the Lessee to receive the sum that may be apportioned to the Lessee for the value of the leasehold estate and interest of the Lessee.

    9.  Default.
        -------

        (a) Should Lessee default in the performance of any convenant, agreement or condition herein contained with reference to the payment of rent, and such default continue for thirty (30) days after such default, or should Lessee default in the performance of any covenant, agreement or condition herein, other than the payment of rent, and such default continues, without diligent effort being made to cure it, for sixty (60) days after receipt by Lessee of written notice thereof from Lessor, Lessor may:

        (1) Re-enter the leased premises, with or without process of law and remove all persons therefrom; or

        (2) Declare the lease term ended and re-enter the leased premises, with or without process of law, and remove all persons therefrom.

          (b) The exercise by Lessor of such rights of re-entry shall entitle Lessor to sublet the leased premises for the account of Lessee and to apply the proceeds of such rentals against the rentals due under the Lease to Lessor from Lessee.

          (c) None of the rights herein granted to Lessor in the event of a default by Lessee shall prejudice any other legal remedies available to Lessor other than those herein enumerated. (No act of the Lessor shall be deemed an act terminating this lease or declaring this lease term ended unless written notice is served upon the Lessee expressly setting forth therein that the Lessor elects to terminate said lease or to declare the lease term ended.

          10. Right to Inspect. Lessee shall permit Lessor and/or its agents to
              ----------------
enter into and upon the leased premises at all reasonable times for the purpose of inspecting the same or for the purpose of posting notices of non-liability for alterations, additions, repairs or new construction.

          11. Independent Operation. Nothing in this lease shall cause Lessor in
              ---------------------
any way to be construed as a partner, joint venture, or associated in any way with the Lessee in the operation of said premises, or subject Lessor to any obligation, loss, charge or expense connected with or arising from the operation or use of said premises or any part thereof. Lessee, in any case not resulting from Lessor's act of negligence, will hold Lessor exempt and harmless from all claims and liability for death or of injury to any person or damage to the goods, wares or merchandise of any person, or claims of any person arising from the use of the premises by Lessee in the conduct of Lessee's business, or from the failure of Lessee to keep the premises in good condition and repair.

          Lessee agrees further to defend on behalf of and in the name of Lessor against any claim or demand arising out of Lessee's use of the leased premises or arising out of claimed injury to person or property upon or in the leased premises, whether meritorious or otherwise, said obligation to include the retention and payment of legal counsel and investigation costs from the first notice that any claim or demand is to be or may be made.

          12. Attorneys' Fees. Should either party commence an action against
              ---------------
the other to enforce any obligation hereunder, the pre-vailing party shall be entitled to recover a reasonable attorney's fee from the other unless expressly otherwise provided herein.

          13. Heirs, Successors and Assigns. Each and every covenant, agreement
              -----------------------------
and condition contained herein shall be binding upon and insure to the benefit of each of the parties, its successors and assigns.

          14. Notices. All notices required to be given hereunder shall be in
              -------
writing. Such notices shall be sent by United States registered mail, postage prepaid, addressed to Lessee; Summit Health LTD., 4070 Laurel Canyon Blvd., Studio City, Ca. 91604; and to Lessor: Genes, LTD, 1750 Scenic View Crt., San Leandro, Ca. 94577.

          15. Termination and Quitclaim. Upon the termination of this lease,
              -------------------------
whether by the expiration of the term thereof or for any other reason as provided in this lease, then all of Lessee's interest in and to said leased premises shall revert to the Lessor, and the Lessee shall upon demand execute and deliver a Quitclaim Deed in favor of the Lessor, quitclaiming and releasing all its right, title and interest in and to the said premises, which exist by virtue of landlord, tenant relationship.

          16. General Covenants. The invalidity of any portion of this lease
              -----------------
shall not prevent the remainder from being carried into effect. Whenever the context of any provision shall require it, the singular number shall be held to include the plural number, and vice versa, and the use of any gender shall include any other or all genders. The paragraph and section headings this lease contain are for convenience only, and do not constitute a part of the provisions hereof. All exhibits to which reference is made are deemed included in the lease whether or not actually attached. No oral modification of, or amendment to, this lease shall be effective, but this lease may be modified or amended by written agreement signed by the Lessee and the Lessor. This lease binds, applies to and inures to the benefit of, as the case may require, the respective heirs, executors, administrators, successors and assigns of Lessor and Lessee.

          17. Execution of Documents. Lessee agrees to execute any and all
              ----------------------
documents which Lessor deems necessary in order to secure any financing or re-financing; or for the purpose of recording any documents including but not limited to a short form lease, an assignment, a conveyance or transfer of the property or any document of any kind or nature so long as it does not interfere with the rights of Lessee to the quiet and peaceful possession of the leased premises for the full term hereof.

          Lessor agrees to cooperate with Lessee in the execution of any documents which may be necessary for the Lessee's business purposes except that Lessor shall not be required to subordinate its interest in the land for an amount in excess of $750,000.00.

          18. Miscellaneous.
              -------------

              (a) The timeliness of the monthly rent which is payable in advance and in accordance with the provisions of Paragraph 3, is of the essence to the Lessor. In the event Lessee is unable for any reason to deliver the stipulated rent to Lessor on or before the tenth (10) day of each and every month, the Lessee shall be obligated to pay a late charge of One Hundred Dollars

($100.) which charge shall be in addition to the stipulated rent. This charge shall be assessed for each and every month that said rent is not received on time.

          (b) Upon the execution of this document, Lessee will deliver to Lessor the sum of One Thousand Two Hundred Dollars ($l,200.00) for rents of the premises from July 1, 1980 until July 31, 1980.

          IN WITNESS WHEREOF, the parties hereto have executed this instrument in duplicate by proper persons thereunto duly authorized as of the day and year first here and above written.


     LESSOR:       GENES, Ltd.,
                   A California Limited Partnership


                   By /s/ Pat Wahl
                     ----------------------------
                     Pat Wahl, General Partner


LESSEE: SUMMIT HEALTH LTD.                (CORPORATE SEAL)


                   By [SIGNATURE APPEARS HERE]
                     ----------------------------

                   By
                     ----------------------------

                               ADDENDUM TO LEASE
                               -----------------

          With respect to that certain Lease dated June 25, 1980 by and between GENES, LTD , hereafter called "Lessor" and SUMMIT HEALTH LTD., hereafter called "Lessee", there is one additional necessary provision. Since this provision may be of transient nature, it is set forth here and below and shall be of no force and effect at such time that the underlying obligation to Central Bank and/or it's assigns is extinguished.

          Central Bank, originally known as Central Valley National Bank, is the obligee under that certain Note secured by a Deed of Trust on the subject property dated June 18, 1970. Under the terms of said Note, Central Bank is entitled to additional interest in the amount of two per cent (2%) of the total gross annual income received during the preceding calendar year from the property described by the Deed of Trust. A copy of said 20 Note is attached hereto as Exhibit "A".

          The Deed of Trust contains a provision for financial disclosure by the Trustor. This provision is attached hereto as Exhibit "B".

          Lessee shall, upon request, provide any and all information required by Central Bank in order to fulfill the obligations created by these instruments. Lessor shall report the gross income from land rent and shall be liable for the payment of the participation fee based upon the land rent received.

          At such time that Lessor repays the existing obligation in full, this Addendum shall become null and void and the Lessee

                                  EXHIBIT "A"

PARCEL 1:
--------

That portion of Lot 2 in Block 142 of the Lands of the Hemet Land Company, in the County of Riverside, State of California, as per map recorded in Book 1 page 1-4 of Maps, in the office of the County Recorder of said County, described as follows:

BEGINNING at a point on the center line of Devonshire Avenue, 165 feet East of the intersection of the center line of San Jacinto Street with the center line of Devonshire Avenue; THENCE South, parallel with the center line of San Jacinto Street, 300 feet; THENCE East parallel with the center line of Devonshire Avenue, 75 feet; THENCE North, parallel with the center line of San Jacinto Street, 300 feet, to the center line of Devonshire Avenue; THENCE West, on the center line of Devonshire Avenue, 75 feet, to the Point of Beginning;

EXCEPT the Southerly SO feet.

ALSO EXCEPT, that portion in Devonshire Avenue.


PARCEL 2:
--------

The Northerly 300 feet, measured from the center line of Devonshire Avenue, of Lot 2, in Block 142 of the Lands of the Hemet Land Company, in the County of Riverside, State of California, as per map recorded in Book 1 page 14 of Maps, in the office of the County Recorder of said County.

EXCEPT the Easterly 345.20 feet;

ALSO EXCEPT the Westerly 240 feet, measured from the center line of San Jacinto Street.

ALSO EXCEPT that portion in Devonshire Avenue;

ALSO EXCEPT that portion lying within Tehquitz Estates as per map recorded in Book 42 page 91 of Maps, in the office of the County Recorder of said County.

shall have not future reporting obligations.


Dated:      June 25, 1980

            LESSOR:       GENES, Ltd.,
                          A California Limited Partnership


                          By /s/ Pat Wahl
                            --------------------------------
                            Pat Wahl, General Partner

Dated: June 25, 1980

            LESSEE:       SUMMIT HEALTH LTD.


                          By /s/ Signature appears here
                            -------------------------------

                          By
                            -------------------------------